UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2021

VERRA MOBILITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-37979	81-3563824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 N. Alma School Road Mesa, Arizona (Address of principal executive offices)	85201 (Zip Code)

(480) 443-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Class A common stock, par value $0.0001 per share	VRRM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐   Emerging growth company

☐   If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01	Regulation FD Disclosure.

In connection with the Offering (defined in Item 8.01 of this report), Verra Mobility Corporation (the “Company”) is providing investors with certain information that has not been previously publicly reported, including  the following unaudited calculation of the non-GAAP measure of Free cash flow with the following table setting forth its reconciliation of Net cash provided from operating activities and Purchases of installation and service parts and property and equipment to Free cash flow for the year ended December 31:

($ in thousands)	2020	2019
Net cash provided by operating activities	$46,909	$133,802
Purchases of installation and service parts and property and equipment	(24,260)	(29,685)
Free cash flow	$22,649	$104,117

Free cash flow is not prepared in accordance with financial measures calculated in accordance with generally accepted accounting principles in the United States (“GAAP”). Non-GAAP financial measures have limitations as analytical tools. Because of these limitations, non-GAAP financial measures may be considered in addition to results prepared in accordance with GAAP, but should not be considered in isolation or as a substitute for or superior to GAAP results. The Company’s definition of Free cash flow may not be comparable to similarly titled measures of other companies and may, therefore, have limitations as a comparative analytical tool.

The information furnished in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing. The furnishing of this report is not intended to constitute a determination by the Company that the information is material or that dissemination of the information is required by Regulation FD.

Item 8.01	Other Events.

Private Note Offering

On March 15, 2021, the Company issued a press release announcing its subsidiary, VM Consolidated, Inc., intends to privately offer (the “Offering”), subject to market and other conditions, $350 million aggregate principal amount of senior notes due 2029 (the “Notes”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Notes and related guarantees have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), any state securities laws or the securities laws of any other jurisdiction. The Notes may not be offered or sold in the United States absent registration or pursuant to an exemption from, or in a transaction not subject to, registration. The Notes will be offered and sold only to persons reasonably believed to be “qualified institutional buyers” in accordance with Rule 144A under the Securities Act and to certain non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act. Neither this Current Report on Form 8-K nor the press release constitute an offer to sell or a solicitation of an offer to purchase any securities of the Company.

Planned Amendment and Restatement Agreement to Credit Facility

As previously reported in the Company’s Current Report on Form 8-K filed on February 25, 2020, Greenlight Acquisition Corporation, VM Consolidated, Inc. (formerly known as ATS Consolidated, Inc.), American Traffic Solutions, Inc., and LaserCraft, Inc., as well as American Traffic Solutions, L.L.C., American Traffic Solutions Consolidated, L.L.C., ATS Processing Services, L.L.C., ATS Tolling LLC, Auto Tag of America LLC, Auto Titles of America LLC, Highway Toll Administration, LLC, Mulvihill Electrical Enterprises, Inc., Mulvihill ICS, Inc., PlatePass, L.L.C., Sunshine State Tag Agency LLC, Toll Buddy, LLC, and Violation Management Solutions, LLC, each a wholly‑owned subsidiary of the Company (collectively, the “Credit Party Subsidiaries”), Bank of America, N.A. as Administrative Agent and lender, and the other lenders party thereto are parties to that certain First Lien Term Loan Credit Agreement dated as of March 1, 2018 (as amended, the “Credit Facility”). The Credit Facility provides for certain Term B-1 Loans which, as of December 31, 2020, had outstanding balance of $865.6 million.

The Company currently expects to cause the Credit Party Subsidiaries to enter into an amendment and restatement agreement to the Credit Facility with the Administrative Agent and lenders, whereby among other things, the Company expects to extend the maturity of the Credit Facility to 2028, account for a reduction in principal in connection with the Offering and modify certain restrictive covenants.

This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws. All statements contained in this Current Report on Form 8-K other than statements of historical fact, including statements regarding the

Company’s future operating results and financial position, are forward-looking statements. The Company has based these forward-looking statements largely on its current expectations and projections about future events and trends that it believes may affect its financial condition and results of operations. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including those described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 under Part I, Item 1A, “Risk Factors.” Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee that the future results, performance, or events and circumstances reflected in the forward-looking statements will be achieved or occur. The Company undertakes no obligation to update any of these forward-looking statements for any reason after the date of this Current Report on Form 8-K to conform these statements to actual results or revised expectations.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description of Exhibits
99.1	Press Release, dated March 15, 2021, issued by Verra Mobility Corporation.
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2021	Verra Mobility Corporation

	By:	/s/ Patricia Chiodo
	Name:	Patricia Chiodo
	Title:	Chief Financial Officer

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